SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2012

Laredo Resources Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-171457	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Jameson House 838 West Hastings Street Vancouver, B.C., Canada	V6C 0A6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 669-9000

Hero de Nacarozi #10, PO Box 177, C.P. 63732, Colonia Centro, Bucerias, Navarit, Mexico (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

On September 10, 2012, we entered into an Agreement of Conveyance, Transfer and Assignment of Membership Interests and Assumption of Obligations (the “Agreement”) with our sole officer and director, Ruth Cruz Santos. Pursuant to the Agreement, we transferred all membership interests in our operating subsidiary, LRE Exploration LLC, to Ms. Santos. In exchange for this assignment of membership interests, Ms. Santos agreed to assume and cancel all liabilities relating to our former business of exploring certain mining claims located in Elko County, Nevada. In addition, Ms. Santos agreed to release all liability under certain promissory notes due and owing to her.

As a result of the Agreement, we are no longer pursuing the mineral exploration opportunities located in Elko County, Nevada. We intend to pursue other mineral exploration opportunities under the direction of new management. As our plans develop, we will make appropriate additional disclosures.

SECTION 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Also on September 10, 2012, Ms. Santos agreed to transfer all 2,000,000 of her shares of common stock to Robert Gardner for a purchase price of $20,000. The source of the consideration paid to Ms. Santos was the existing funds of the purchaser. The sale of these shares was exempt from registration under Section 4(2) of the Securities Act.

In connection with the sale of her controlling interest in the company, Ms. Santos appointed Mr. Gardner to to the board of directors and to certain officer positions and then resigned from all officer and director positions, as discussed in Item 5.02, below.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Following the change in control, the following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of September 10, 2012 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

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Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 3,570,000 shares of Common Stock issued and outstanding.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Robert Gardner 300 Jameson House 838 West Hastings Street Vancouver, B.C. V6C 0A6 Canada	2,000,000	56.02%
	All Officers and Directors as a Group (one person)	2,000,000	56.02%

	Other 5% owners
	None.

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent (5%) of our common stock.

Except as superseded or updated by the disclosures set forth in this Current Report, all other information required Item 5.01(a)(8) of Form 8-K may be found in the Company’s Annual Report on Form 10-K filed November 22, 2011, the Company’s Quarterly Reports on Form 10-Q filed January 1, 2012, April 10, 2012, and June 25, 2012, respectively, and in the Company’s Registration Statement on Form S-1/A filed June 1, 2011, each of which is incorporated herein by reference as permitted by Item 5.01(a)(8) of Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 10, 2012, the board of directors appointed Robert Gardner to our board of directors and to serve as our President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer. Following this appointment, the board accepted the resignation of Ruth Cruz Santos as our former sole officer and director. There was no known disagreement with Ms. Santos regarding our operations, policies, or practices.

Robert Gardner is our newly appointed President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and Director. He is the Proprietor and Principal of Gardner & Associates in Vancouver. He is a Barrister and Solicitor in the Province of British Columbia where he was called and admitted in 1966. He is currently President of Q-Gold Resources Ltd., a position he has held since approximately July of 2010. Formerly, he was Chairman of Viridis Energy, Inc. from approximately December 2009 until April 2011. He also served as President, CFO and Secretary of First Star Resources, Inc. from November 2010 through approximately December 2011. He was a member of the Board and Chairman of Stealth Energy from approximately 2006 until his resignation in approximately July 2011. He was Chairman and a member of the Board of Genco Resources (now Silvermex Resources, Inc.) from approximately February 2003 until his resignation in May 2010. During his time at Genco Resources, he also served as acting CEO from January 2009 to February 2010. He was a Director for Kootenay Gold, Inc. from June 2003 until his resignation in March 2009. He served as Chairman of Andover Resources from December 2006 until his resignation in September 2008. He was on the Board of Chief Consolidated Mining as an U.S.-associated company to Andover from March 2008 until his resignation in 2010. He was a Director for Atlas Technology Group from August 2005 until his resignation in February 2009. He served as Chairman of Bolero Resources Corp. from February 2006 until his resignation in February 2008. He was on the Board of Directors of Getty Copper from approximately 2003 until his resignation in November 2004. He was a director of Triple Dragon Resources, Inc. from February 23, 2006 to June 4, 2007.

Mr. Gardner was called to the Bar of England and Wales in 1964 and called and admitted in British Columbia in 1966. He is a member of the Honourable Society of the Inner Temple (London). He graduated from Cambridge University in 1961 with a BA, in 1962 with an LLB, in 1965 with an MA, and in 1995 with an LLM. He was made a Queens Counsel in 1989.

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Our newly-appointed officer and director has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have any written employment agreements or formal compensation arrangements with Mr. Gardner.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Following the transactions described above, our corporate offices have been moved and our phone number has changed. Our new office address and phone number is:

300 Jameson House

838 West Hastings Street

Vancouver, B.C. V6C 0A6

Canada

Phone: (604) 669-9000

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Agreement of Conveyance, Transfer and Assignment of Membership Interests and Assumption of Obligations

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laredo Resources Corp.

/s/ Robert Gardner

Robert Gardner

President, Chief Executive Officer

Date: September 14, 2012

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